UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
November 29, 2005
CRAFTMADE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-26667 (Commission File No.)	75-2057054 (IRS Employer Identification No.)
650 South Royal Lane, Suite 100
Coppell, Texas 75019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 393-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
Press Release

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On November 29, 2005, Craftmade International, Inc. (the “Company”) issued a press release announcing the appointment of Brad Dale Heimann as its President and Chief Operating Officer. This press release is attached hereto as Exhibit 99.1.
(b)      See Item 5.02 (c) “Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers”
(c)      The Company has appointed Brad Dale Heimann as its President and Chief Operating Officer effective as of November 29, 2005. In this position, Mr. Heimann will be responsible for the direction, coordination and administration of all of the Company’s operations, as well as assisting the Company’s Chief Executive Officer with strategic planning and business development.
     Mr. Heimann, age 31, was named Executive Vice President of the Company in October 2004, and served as Interim Chief Financial Officer from November 2004 through September 2005. As Executive Vice President and Interim Chief Financial Officer of the Company, Mr. Heimann was responsible for the negotiation and completion of the acquisition of Bill Teiber Co., Inc., and implementation and audit of the Company’s internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.
     Mr. Heimann joined the Company in 1998 as a special projects manager and was appointed Director of Operations for the Company in 2001. As Director of Operations, Mr. Heimann was responsible for the Company’s information technology, sales and marketing support, and the management of special projects, such as implementing Enterprise Resource Planning (ERP), implementing a system to collect and analyze marketing data, improving the visibility of the Company’s supply chain, and merging the operations departments of Trade Source International, Inc. (“TSI”) and the Company after the Company acquired its interest in TSI. Mr. Heimann’s father-in-law is James R. Ridings, Chairman of the Board and Chief Executive Officer.
     Mr. Heimann attended the University of Texas, in Austin, Texas, where he earned a Bachelor of Business Administration in Finance, and Southern Methodist University’s Cox School of Business, where he earned a Masters of Business Administration.
     James R. Ridings will remain Chairman of the Board and Chief Executive Officer.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d)      Exhibits.
               99.1 Press Release of the Company dated November 29, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFTMADE INTERNATIONAL, INC.
Date: November 30, 2005	By:	/s/ J. Marcus Scrudder
J. Marcus Scrudder
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated November 29, 2005